______________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 29, 2024
______________________________________________________________________________
AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
______________________________________________________________________________

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2024, CASP Leasing I, LLC (“CASP”), a 95% owned subsidiary of Contrail Aviation Support, LLC (“Contrail”), entered into two purchase agreements to acquire two Airbus Model A321-111 aircraft. Upon completion of the purchase transactions, lease agreements for the lease of the aircrafts will become effective. The total transaction value for the purchases exceed $18,000,000.*

The acquisition of the aircraft as discussed above continues Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts. While the parties project a closing date in early September 2024, the closings may occur after this date and there is no assurance at this time that either closing or lease transaction will be completed.

The purchase and form of lease agreements with respect to the transactions are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated herein by reference. Portions of each transaction exhibit have been omitted for confidential treatment.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Aircraft Sale and Purchase Agreement between CASP Leasing I, LLC and Aurick One Limited dated August 29, 2024 – Aircraft #1*
10.2	Aircraft Sale and Purchase Agreement between CASP Leasing I, LLC and Aurick One Limited dated August 29, 2024-Aircraft #2*
10.3	Form of Aircraft Lease Agreement between CASP Leasing I, LLC and Electra Airways OOD – Aircraft #1*
10.4	Form of Aircraft Lease Agreement between CASP Leasing I, LLC and Electra Airways OOD – Aircraft #2*
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*Portions of the transaction exhibits have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2024

AIR T, INC.

By: /s/ Tracy Kennedy
Interim Principal Financial Officer